Note 7 - Prepaid Expenses and Other Current Assets - Prepaid Expenses and Other Current Assets (Details) - USD ($)		Dec. 31, 2015	Dec. 31, 2014
Prepayment of advertising fees		$ 209,778	$ 213,837
Advertising deposit		196,290	355,390
Advances to suppliers		1,272,519	840,308
VAT refund receivable		68,429	139,908
Interest receivable		65	1,264,075
Prepayment of office rental		170,536	380,325
Amount due from noncontrolling shareholders (i)	[1]		2,393,645
Sales of cost method investment receivable (Note 11)			2,168,868
Amounts due from equity method investee		212,904
Other current assets		1,358,126	784,507
Total		$ 3,488,647	$ 8,540,863

[1]	The amounts due from noncontrolling shareholders represented the interest free loans to the noncontrolling shareholders. Pursuant to the agreement, all the loans were for temporary cash turnover purpose and were received in the first quarter of 2015.